UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22777

Eaton Vance Municipal Income 2028 Term Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

January 31

Date of Fiscal Year End

July 31, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Municipal Income 2028 Term Trust (ETX)

Semiannual Report

July 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report July 31, 2017

Eaton Vance

Municipal Income 2028 Term Trust

Table of Contents

Performance	2

Fund Profile	2

Endnotes and Additional Disclosures	3

Financial Statements	4

Board of Trustees’ Contract Approval	17

Officers and Trustees	20

Important Notices	21

Eaton Vance

Municipal Income 2028 Term Trust

July 31, 2017

Performance1,2

Portfolio Manager Craig R. Brandon, CFA

% Average Annual Total Returns	Inception Date	Six Months	One Year	Five Years	Since Inception
Fund at NAV	03/28/2013	6.48%	–1.40%	—	6.80%
Fund at Market Price	—	7.56	1.96	—	6.55
Bloomberg Barclays 10 Year Municipal Bond Index	—	4.37%	0.45%	3.27%	3.37%
Bloomberg Barclays 15 Year Municipal Bond Index	—	4.39	–0.10	3.77	3.96

% Premium/Discount to NAV[3]
					–1.01%

Distributions[4]
Total Distributions per share for the period					$0.425
Distribution Rate at NAV					4.08%
Taxable-Equivalent Distribution Rate at NAV					7.21%
Distribution Rate at Market Price					4.13%
Taxable-Equivalent Distribution Rate at Market Price					7.30%

% Total Leverage[5]
Residual Interest Bond (RIB) Financing					36.89%

Fund Profile

Credit Quality (% of total investments)6,7

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Municipal Income 2028 Term Trust

July 31, 2017

Endnotes and Additional Disclosures

[1]

Bloomberg Barclays 10 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 8-12 years. Bloomberg Barclays 15 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 12-17 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes.

[5]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[7]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

Fund profile subject to change due to active management.

   Important Notice to Shareholders

Effective February 1, 2017, the Fund changed its primary benchmark to the Bloomberg Barclays 10 Year Municipal Bond Index because the investment adviser believes it is more closely aligned with the Fund’s investment objective and strategies.

3

Eaton Vance

Municipal Income 2028 Term Trust

July 31, 2017

Portfolio of Investments (Unaudited)

Tax-Exempt Municipal Securities — 152.4%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.2%
Rickenbacker Port Authority, OH, (OASBO Expanded Asset Pooled Financing Program), 5.375%, 1/1/32	$2,415	$2,706,925

		$2,706,925

Education — 8.6%
Portland Community College District, OR, 3.25%, 6/15/32(1)	$10,250	$10,472,829
Rutgers State University, NJ, 4.00%, 5/1/30(1)	8,425	9,009,105

		$19,481,934

Electric Utilities — 5.5%
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), (AMT), 3.10%, 5/1/26	$820	$830,160
Salt River Agricultural Improvement and Power District, AZ, 5.00%, 12/1/30(1)	10,000	11,604,200

		$12,434,360

Escrowed/Prerefunded — 2.9%
Hawaii, Prerefunded to 11/1/22, 5.00%, 11/1/28(1)	$185	$219,865
Hawaii, Prerefunded to 11/1/22, 5.00%, 11/1/28(1)	5,400	6,420,702

		$6,640,567

General Obligations — 33.3%
Clackamas Community College District, OR, 0.00%, 6/15/28	$1,830	$1,302,997
Clackamas Community College District, OR, 0.00%, 6/15/29	1,000	676,300
Clovis Unified School District, CA, (Election of 2012), 0.00%, 8/1/28	1,000	696,370
Clovis Unified School District, CA, (Election of 2012), 0.00%, 8/1/29	2,395	1,566,258
Clovis Unified School District, CA, (Election of 2012), 0.00%, 8/1/30	2,575	1,589,470
Fresno Unified School District, CA, (Election of 2010), 0.00%, 8/1/30	800	481,872
Fresno Unified School District, CA, (Election of 2010), 0.00%, 8/1/31	955	545,983
Hawaii, 5.00%, 11/1/28(1)	2,415	2,847,913
Illinois, 5.00%, 5/1/33	3,200	3,327,616
Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/31	5,000	2,996,100
Ocean City, NJ, 1.00%, 11/15/28	660	549,067
Pennsylvania, 4.00%, 4/1/29(1)	10,000	10,759,000
Riverside County Community College District, CA, (Election of 2004), 0.00%, 8/1/29	1,500	986,760
Riverside County Community College District, CA, (Election of 2004), 0.00%, 8/1/30	1,250	774,925

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
San Bernardino Community College District, CA, 4.00%, 8/1/30(1)	$10,000	$10,858,600
Springfield School District No. 19, Lane County, OR, 0.00%, 6/15/32	4,395	2,612,168
Tempe Union High School District No. 213, AZ, 4.00%, 7/1/29(1)	4,200	4,525,290
Tempe Union High School District No. 213, AZ, 4.00%, 7/1/30(1)	4,350	4,640,102
Texas, (Texas Transportation Commission), 4.00%, 10/1/31(1)	10,000	10,842,000
University City School District, MO, 0.00%, 2/15/33	2,850	1,749,302
Washington, 4.00%, 7/1/29(1)	10,000	10,929,500

		$75,257,593

Hospital — 16.6%
California Health Facilities Financing Authority, (Providence Health & Services), 4.00%, 10/1/28(1)	$10,000	$11,038,800
Delaware Health Facilities Authority, (Nanticoke Memorial Hospital), 5.00%, 7/1/28	2,500	2,709,200
Illinois Finance Authority, (Presence Health Network), 5.00%, 2/15/29	2,635	2,939,896
Maple Grove, MN, (Maple Grove Hospital Corp.), 5.00%, 5/1/28	1,000	1,191,880
New Jersey Health Care Facilities Financing Authority, (Hackensack Meridian Health Obligated Group), 4.00%, 7/1/34	945	993,186
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/28	2,720	3,218,685
New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/29(2)	450	502,929
New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/30(2)	1,000	1,110,990
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.50%, 12/1/29	985	1,069,030
Tallahassee, FL, (Tallahassee Memorial HealthCare, Inc.), 5.00%, 12/1/28	650	740,863
Tarrant County Cultural Education Facilities Finance Corp., TX, (Baylor Health Care System), 4.00%, 11/15/32(1)	10,000	10,301,900
Yavapai County Industrial Development Authority, AZ, (Yavapai Regional Medical Center), 5.00%, 8/1/28	1,500	1,680,150

		$37,497,509

Housing — 7.7%
Pennsylvania Housing Finance Agency, SFMR, (AMT), 3.90%, 10/1/28(1)	$5,500	$5,694,425
Pennsylvania Housing Finance Agency, SFMR, (AMT), 4.20%, 10/1/33(1)	1,460	1,542,329
Virginia Housing Development Authority, 3.625%, 1/1/31(1)	10,000	10,226,900

		$17,463,654

4	See Notes to Financial Statements.

Eaton Vance

Municipal Income 2028 Term Trust

July 31, 2017

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue — 6.0%
Louisiana Public Facilities Authority, (Cleco Power LLC), 4.25%, 12/1/38	$2,395	$2,484,932
Massachusetts Development Finance Agency, (Covanta Energy), (AMT), 4.875%, 11/1/27(2)	2,500	2,503,350
Matagorda County Navigation District No. 1, TX, (AEP Texas Central Co.), Series 2008-1, 4.00%, 6/1/30	680	716,312
Matagorda County Navigation District No. 1, TX, (AEP Texas Central Co.), Series 2008-2, 4.00%, 6/1/30	3,000	3,160,200
New Jersey Economic Development Authority, (Continental Airlines), Series 2000A, (AMT), 5.625%, 11/15/30	500	565,665
New Jersey Economic Development Authority, (Continental Airlines), Series 2000B, (AMT), 5.625%, 11/15/30	855	967,287
Public Finance Authority, WI, (Celanese Corp.), 4.05%, 11/1/30	3,000	3,118,710

		$13,516,456

Insured-Electric Utilities — 3.3%
Puerto Rico Electric Power Authority, (AGM), 1.39%, 7/1/29(3)	$2,000	$1,619,180
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	500	526,720
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/30	5,000	5,258,850

		$7,404,750

Insured-General Obligations — 3.0%
Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/29	$4,000	$2,629,040
Luzerne County, PA, (AGM), 5.00%, 11/15/29	2,000	2,256,140
McHenry County Community Unit School District No. 12, IL, (AGM), 4.25%, 1/1/29	1,230	1,298,142
Puerto Rico Public Buildings Authority, (NPFG), 6.00%, 7/1/28	500	515,655

		$6,698,977

Insured-Industrial Development Revenue — 1.9%
Massachusetts Port Authority, (Delta Airlines, Inc.), (AMBAC), (AMT), 5.00%, 1/1/27	$4,200	$4,240,152

		$4,240,152

Insured-Special Tax Revenue — 1.6%
Puerto Rico Convention Center District Authority, (AMBAC), 5.00%, 7/1/31	$1,475	$1,477,508
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/35	1,115	411,903
Puerto Rico Infrastructure Financing Authority, (AMBAC), 5.50%, 7/1/28	1,480	1,615,849

		$3,505,260

Security	Principal Amount (000’s omitted)	Value

Insured-Transportation — 4.6%
Foothill/Eastern Transportation Corridor Agency, CA, (AGM), 5.625%, (0.00% until 1/15/24), 1/15/32	$795	$725,453
New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AGM), (AMT), 5.00%, 1/1/31	1,340	1,479,695
New Jersey Transportation Trust Fund Authority, (Transportation System), (AMBAC), 0.00%, 12/15/28	9,095	5,702,747
Puerto Rico Highway and Transportation Authority, (AGM), 5.50%, 7/1/31	1,000	1,143,880
Puerto Rico Highway and Transportation Authority, (AMBAC), 0.00%, 7/1/20	1,625	1,439,393

		$10,491,168

Insured-Water and Sewer — 2.5%
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/27	$875	$593,784
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/29	1,225	727,699
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/30	1,045	578,449
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/33	5,870	2,649,601
Puerto Rico Aqueduct and Sewer Authority, (AGC), 5.00%, 7/1/28	1,000	1,020,760

		$5,570,293

Lease Revenue/Certificates of Participation — 0.5%
Michigan Strategic Fund, (Facility for Rare Isotope Beams), 4.00%, 3/1/31	$1,000	$1,055,340

		$1,055,340

Other Revenue — 6.5%
Austin Convention Enterprises, Inc., TX, (Convention Center Hotel), 5.00%, 1/1/28	$750	$885,390
Oregon Department of Administrative Services, Lottery Revenue, 4.00%, 1/1/29(1)	10,000	10,841,500
Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/32	2,460	2,927,179

		$14,654,069

Senior Living/Life Care — 8.0%
Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/28	$1,360	$1,515,843
Colorado Health Facilities Authority, (Frasier Meadows Retirement Community), 5.25%, 5/15/28	250	277,015
Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc.), 5.75%, 1/1/28	140	155,088

5	See Notes to Financial Statements.

Eaton Vance

Municipal Income 2028 Term Trust

July 31, 2017

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living/Life Care (continued)
Illinois Finance Authority, (Plymouth Place, Inc.), 5.00%, 5/15/30	$2,750	$2,900,095
Lancaster County Hospital Authority, PA, (Brethren Village), 5.00%, 7/1/30	500	543,360
Lancaster Industrial Development Authority, PA, (Garden Spot Village), 5.375%, 5/1/28	600	660,948
Lorain County Port Authority, OH, (Kendal at Oberlin), 5.00%, 11/15/30	1,250	1,383,675
Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront), 5.125%, 10/1/34	1,500	1,598,865
New Jersey Economic Development Authority, (United Methodist Homes of New Jersey), 4.00%, 7/1/27	765	792,104
New Jersey Economic Development Authority, (United Methodist Homes of New Jersey), 4.00%, 7/1/28	910	934,843
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/34	1,060	1,251,118
Public Finance Authority, WI, (Church Home of Hartford, Inc.), 5.00%, 9/1/25(2)	1,200	1,310,136
Savannah Economic Development Authority, GA, (Marshes of Skidaway Island), 6.00%, 1/1/24	465	519,944
Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/29	1,000	1,094,800
Tulsa County Industrial Authority, OK, (Montereau, Inc.), 5.00%, 11/15/26	345	389,408
Vermont Economic Development Authority, (Wake Robin Corp.), 5.00%, 5/1/27	500	544,225
Vermont Economic Development Authority, (Wake Robin Corp.), 5.00%, 5/1/28	750	807,503
Warren County, OH, (Otterbein Homes Obligated Group), 5.00%, 7/1/28	1,200	1,357,332

		$18,036,302

Special Tax Revenue — 16.9%
Lakewood Ranch Stewardship District, FL, (Villages of Lakewood Ranch), 4.25%, 5/1/26	$1,440	$1,460,966
Michigan Finance Authority, Detroit Financial Recovery Income Tax Revenue, 4.50%, 10/1/29	895	933,771
New York Dormitory Authority, Sales Tax Revenue, 4.00%, 3/15/30(1)	10,000	10,913,600
New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/30(1)	12,000	14,132,520
Scottsdale Municipal Property Corp., AZ, Excise Tax Revenue, 4.00%, 7/1/30(1)	2,000	2,208,200
Scottsdale Municipal Property Corp., AZ, Excise Tax Revenue, 4.00%, 7/1/31(1)	5,680	6,230,619
Scottsdale Municipal Property Corp., AZ, Excise Tax Revenue, 4.00%, 7/1/32(1)	2,120	2,311,267

		$38,190,943

Security	Principal Amount (000’s omitted)	Value

Student Loan — 3.3%
Massachusetts Educational Financing Authority, (AMT), 4.125%, 1/1/29	$955	$1,009,339
Massachusetts Educational Financing Authority, (AMT), 5.00%, 1/1/27	3,000	3,425,160
New Jersey Higher Education Student Assistance Authority, Series 2013-1A, (AMT), 4.00%, 12/1/28	1,625	1,686,604
New Jersey Higher Education Student Assistance Authority, Series 2015-1A, (AMT), 4.00%, 12/1/28	1,310	1,370,116

		$7,491,219

Transportation — 12.0%
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/28	$1,500	$1,788,660
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/28	1,000	1,180,520
Foothill/Eastern Transportation Corridor Agency, CA, 5.90%, (0.00% until 1/15/24), 1/15/27	2,000	1,690,960
Grand Parkway Transportation Corp., TX, 4.95%, (0.00% until 10/1/23), 10/1/29	800	741,512
Grand Parkway Transportation Corp., TX, 5.05%, (0.00% until 10/1/23), 10/1/30	1,500	1,385,250
Grand Parkway Transportation Corp., TX, 5.20%, (0.00% until 10/1/23), 10/1/31	2,000	1,846,040
Houston, TX, (United Airlines, Inc.), (AMT), 5.00%, 7/1/29	1,470	1,583,308
Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/28	1,240	736,572
Metropolitan Washington Airports Authority, D.C., (AMT), 5.00%, 10/1/29	500	602,495
Mid-Bay Bridge Authority, FL, 5.00%, 10/1/29	2,725	3,141,026
Port Authority of New York and New Jersey, (AMT), 4.00%, 7/15/36(1)	10,000	10,402,497
Triborough Bridge and Tunnel Authority, NY, 0.00%, 11/15/31	3,125	2,003,562

		$27,102,402

Water and Sewer — 6.5%
Detroit, MI, Water Supply System, 5.25%, 7/1/27	$1,000	$1,097,470
Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/30	5,000	5,667,100
Northeast Ohio Regional Sewer District, 4.00%, 11/15/33(1)	7,500	7,897,650

		$14,662,220

Total Tax-Exempt Municipal Securities — 152.4% (identified cost $323,809,502)		$344,102,093

6	See Notes to Financial Statements.

Eaton Vance

Municipal Income 2028 Term Trust

July 31, 2017

Portfolio of Investments (Unaudited) — continued

Taxable Municipal Securities — 4.1%

Security	Principal Amount (000’s omitted)	Value

General Obligations — 2.8%
Atlantic City, NJ, 7.00%, 3/1/28	$3,115	$3,406,689
Chicago, IL, 7.375%, 1/1/33	1,000	1,099,650
Chicago, IL, 7.781%, 1/1/35	1,675	1,850,724

		$6,357,063

Insured-Transportation — 1.3%
Alameda Corridor Transportation Authority, CA, (AMBAC), 0.00%, 10/1/31	$5,805	$2,887,755

		$2,887,755

Total Taxable Municipal Securities — 4.1% (identified cost $8,018,685)		$9,244,818

Institutional MuniFund Term Preferred Shares — 0.9%

Security	Shares	Value
Nuveen Texas Quality Income Municipal Fund, (AMT), 1.72%, 11/1/18(2)(4)	400	$2,001,520

Total Institutional MuniFund Term Preferred Shares — 0.9% (identified cost $2,000,000)		$2,001,520

Total Investments — 157.4% (identified cost $333,828,187)		$355,348,431

Other Assets, Less Liabilities — (57.4)%		$(129,633,650)

Net Assets — 100.0%		$225,714,781

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At July 31, 2017, the concentration of the Trust’s investments in the various states and territories, determined as a percentage of total investments, is as follows:

New York	11.4%
Texas	10.6%
California	10.3%
Arizona	10.2%
Others, representing less than 10% individually	57.5%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2017, 11.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.3% to 5.0% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At July 31, 2017, the aggregate value of these securities is $7,428,925 or 3.3% of the Trust’s net assets.

(3)	Variable rate security. The stated interest rate represents the rate in effect at July 31, 2017.

(4)	Variable rate security. The stated dividend rate represents the rate in effect at July 31, 2017. Maturity date represents the mandatory redemption date. Each share represents $5,000 par value.

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund
SFMR	–	Single Family Mortgage Revenue

7	See Notes to Financial Statements.

Eaton Vance

Municipal Income 2028 Term Trust

July 31, 2017

Statement of Assets and Liabilities (Unaudited)

Assets	July 31, 2017
Investments, at value (identified cost, $333,828,187)	$355,348,431
Cash	227,200
Interest and dividends receivable	2,724,221
Receivable for investments sold	64,648
Total assets	$358,364,500

Liabilities
Payable for floating rate notes issued	$131,915,000
Payable to affiliate:
Investment adviser fee	181,857
Interest expense and fees payable	481,849
Accrued expenses	71,013
Total liabilities	$132,649,719
Net Assets	$225,714,781

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$108,338
Additional paid-in capital	206,763,791
Accumulated net realized loss	(5,455,957)
Accumulated undistributed net investment income	2,778,365
Net unrealized appreciation	21,520,244
Net Assets	$225,714,781

Common Shares Outstanding	10,833,849

Net Asset Value
Net assets ÷ common shares issued and outstanding	$20.83

8	See Notes to Financial Statements.

Eaton Vance

Municipal Income 2028 Term Trust

July 31, 2017

Statement of Operations (Unaudited)

Investment Income	Six Months Ended July 31, 2017
Interest	$6,685,866
Dividends	16,716
Total investment income	$6,702,582

Expenses
Investment adviser fee	$1,051,713
Trustees’ fees and expenses	9,903
Custodian fee	41,393
Transfer and dividend disbursing agent fees	8,984
Legal and accounting services	29,545
Printing and postage	15,724
Interest expense and fees	944,695
Miscellaneous	19,946
Total expenses	$2,121,903

Net investment income	$4,580,679

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(16,741)
Net realized loss	$(16,741)
Change in unrealized appreciation (depreciation) —
Investments	$9,286,347
Net change in unrealized appreciation (depreciation)	$9,286,347

Net realized and unrealized gain	$9,269,606

Net increase in net assets from operations	$13,850,285

9	See Notes to Financial Statements.

Eaton Vance

Municipal Income 2028 Term Trust

July 31, 2017

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended July 31, 2017 (Unaudited)	Year Ended January 31, 2017
From operations —
Net investment income	$4,580,679	$9,426,488
Net realized gain (loss) from investment transactions	(16,741)	1,184,907
Net change in unrealized appreciation (depreciation) from investments	9,286,347	(12,035,936)
Net increase (decrease) in net assets from operations	$13,850,285	$(1,424,541)
Distributions to shareholders —
From net investment income	$(4,608,442)	$(9,209,070)
Total distributions to shareholders	$(4,608,442)	$(9,209,070)
Capital share transactions —
Reinvestment of distributions to shareholders	$26,557	$—
Net increase in net assets from capital share transactions	$26,557	$—

Net increase (decrease) in net assets	$9,268,400	$(10,633,611)

Net Assets
At beginning of period	$216,446,381	$227,079,992
At end of period	$225,714,781	$216,446,381

Accumulated undistributed net investment income included in net assets
At end of period	$2,778,365	$2,806,128

10	See Notes to Financial Statements.

Eaton Vance

Municipal Income 2028 Term Trust

July 31, 2017

Statement of Cash Flows (Unaudited)

Cash Flows From Operating Activities	Six Months Ended July 31, 2017
Net increase in net assets from operations	$13,850,285
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(10,026,916)
Investments sold	9,370,885
Net amortization/accretion of premium (discount)	(393,764)
Increase in interest and dividends receivable	(1,349)
Increase in payable to affiliate for investment adviser fee	3,960
Increase in interest expense and fees payable	51,276
Decrease in accrued expenses	(24,572)
Net change in unrealized (appreciation) depreciation from investments	(9,286,347)
Net realized loss from investments	16,741
Net cash provided by operating activities	$3,560,199

Cash Flows From Financing Activities
Distributions paid, net of reinvestments	$(4,581,885)
Repayment of secured borrowings	(20,000)
Net cash used in financing activities	$(4,601,885)

Net decrease in cash	$(1,041,686)

Cash at beginning of period	$1,268,886

Cash at end of period	$227,200

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$26,557
Cash paid for interest and fees	$893,419

11	See Notes to Financial Statements.

Eaton Vance

Municipal Income 2028 Term Trust

July 31, 2017

Financial Highlights

	Six Months Ended July 31, 2017 (Unaudited)		Year Ended January 31,			Period Ended January 31, 2014(1)
			2017	2016	2015
Net asset value — Beginning of period	$19.980		$20.960	$20.650	$17.000	$19.100	(2)

Income (Loss) From Operations
Net investment income(3)	$0.423		$0.870	$0.936	$0.917	$0.716
Net realized and unrealized gain (loss)	0.852		(1.000)	0.224	3.546	(2.188)

Total income (loss) from operations	$1.275		$(0.130)	$1.160	$4.463	$(1.472)

Less Distributions
From net investment income	$(0.425)		$(0.850)	$(0.850)	$(0.850)	$(0.567)

Total distributions	$(0.425)		$(0.850)	$(0.850)	$(0.850)	$(0.567)

Offering costs charged to paid-in capital(3)	$—		$—	$—	$—	$(0.040)

Discount related to exercise of underwriters’ over-allotment option(3)	$—		$—	$—	$—	$(0.021)

Anti-dilutive effect of share repurchase program (see Note 5)(3)	$—		$—	$—	$0.037	$—

Net asset value — End of period	$20.830		$19.980	$20.960	$20.650	$17.000

Market Value — End of period	$20.620		$19.580	$18.970	$18.320	$15.900

Total Investment Return on Net Asset Value(4)	6.48	%(5)	(0.58)%	6.48%	27.68%	(7.52	)%(5)(6)

Total Investment Return on Market Value(4)	7.56	%(5)	7.65%	8.62%	21.11%	(13.50	)%(5)(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$225,715		$216,446	$227,080	$223,730	$187,594
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(7)	1.07	%(8)	1.06%	1.09%	1.09%	1.19	%(8)
Interest and fee expense(9)	0.86	%(8)	0.67%	0.39%	0.37%	0.43	%(8)
Total expenses(7)	1.93	%(8)	1.73%	1.48%	1.46%	1.62	%(8)
Net investment income	4.17	%(8)	4.10%	4.73%	4.84%	5.02	%(8)
Portfolio Turnover	3	%(5)	14%	19%	43%	58	%(5)

(1)	For the period from the start of business, March 28, 2013, to January 31, 2014.

(2)	Net asset value at beginning of period reflects the deduction of the sales charge of $0.90 per share paid by the shareholders from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(5)	Not annualized.

(6)

Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Annualized.

(9)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G).

12	See Notes to Financial Statements.

Eaton Vance

Municipal Income 2028 Term Trust

July 31, 2017

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Municipal Income 2028 Term Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objective is to provide current income exempt from regular federal income tax. The Trust has a term of fifteen years and currently intends to cease its investment operations on or about June 30, 2028 and thereafter liquidate and distribute its net assets to holders of the Trust’s common shares.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Institutional MuniFund Term Preferred Shares. Institutional MuniFund Term Preferred Shares are valued in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividends on Institutional MuniFund Term Preferred Shares are accrued daily based on rates that reset weekly.

C  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Trust intends to satisfy conditions which will enable it to designate distributions from the interest and dividend income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of July 31, 2017, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into

13

Eaton Vance

Municipal Income 2028 Term Trust

July 31, 2017

Notes to Financial Statements (Unaudited) — continued

agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

G  Floating Rate Notes Issued in Conjunction with Securities Held — The Trust may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Trust may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Trust, and which may have been, but is not required to be, the bond purchased from the Trust (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trust accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 6) at July 31, 2017. Interest expense related to the Trust’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At July 31, 2017, the amount of the Trust’s Floating Rate Notes outstanding and the related collateral were $131,915,000 and $196,871,313, respectively. The range of interest rates on the Floating Rate Notes outstanding at July 31, 2017 was 0.82% to 0.92%. For the six months ended July 31, 2017, the Trust’s average Floating Rate Notes outstanding and the average interest rate (annualized) including fees were $131,919,862 and 1.44%, respectively.

In certain circumstances, the Trust may enter into shortfall and forbearance agreements with brokers by which the Trust agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no shortfalls as of July 31, 2017.

The Trust may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Trust’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Trust’s investment policies do not allow the Trust to borrow money except as permitted by the 1940 Act. Management believes that the Trust’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Trust’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trust’s restrictions apply. Residual interest bonds held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, covered funds (such as SPVs), as defined in the rules. The compliance date for the Volcker Rule for certain covered funds was July 21, 2015 while for other covered funds the compliance date was July 21, 2017, as announced on July 7, 2016. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs and (ii) continuing relationships with or services for existing residual interest bond programs. All residual interest bonds held by the Trust during the six months ended July 31, 2017 were Volcker Rule compliant. The effects of the Volcker Rule may make it more difficult for the Trust to maintain current or desired levels of leverage and may cause the Trust to incur additional expenses to maintain its leverage.

H  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

I  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

14

Eaton Vance

Municipal Income 2028 Term Trust

July 31, 2017

Notes to Financial Statements (Unaudited) — continued

J  Interim Financial Statements — The interim financial statements relating to July 31, 2017 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Trust’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At January 31, 2017, the Trust, for federal income tax purposes, had deferred capital losses of $5,727,281 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2017, $5,727,281 are short-term.

The cost and unrealized appreciation (depreciation) of investments of the Trust at July 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$201,534,065

Gross unrealized appreciation	$21,982,427
Gross unrealized depreciation	(83,061)

Net unrealized appreciation	$21,899,366

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.60% of the Trust’s average daily total managed assets and is payable monthly. Average daily total managed assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust. Average daily total managed assets are calculated by adding to net assets the amount payable by the Trust to floating rate note holders. For the six months ended July 31, 2017, the investment adviser fee was $1,051,713. EVM also serves as administrator of the Trust, but receives no compensation.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended July 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $10,026,916 and $9,435,533, respectively, for the six months ended July 31, 2017.

5  Common Shares of Beneficial Interest

The Trust may issue common shares pursuant to its dividend reinvestment plan. Common shares issued by the Trust pursuant to its dividend reinvestment plan for the six months ended July 31, 2017 were 1,305. There were no common shares issued by the Trust for the year ended January 31, 2017.

On November 11, 2013, the Board of Trustees of the Trust authorized the repurchase by the Trust of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). The repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the six months ended July 31, 2017 and the year ended January 31, 2017.

15

Eaton Vance

Municipal Income 2028 Term Trust

July 31, 2017

Notes to Financial Statements (Unaudited) — continued

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At July 31, 2017, the hierarchy of inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$344,102,093	$—	$344,102,093
Taxable Municipal Securities	—	9,244,818	—	9,244,818
Institutional MuniFund Term Preferred Shares	—	2,001,520	—	2,001,520

Total Investments	$—	$355,348,431	$—	$355,348,431

The Trust held no investments or other financial instruments as of January 31, 2017 whose fair value was determined using Level 3 inputs. At July 31, 2017, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

16

Eaton Vance

Municipal Income 2028 Term Trust

July 31, 2017

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 25, 2017, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2017. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

17

Eaton Vance

Municipal Income 2028 Term Trust

July 31, 2017

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2017, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and ten times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement of Eaton Vance Municipal Income 2028 Term Trust (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered, where relevant, the abilities and experience of the Adviser’s investment professionals in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. The Board considered the Adviser’s municipal bond team, which includes investment professionals and credit specialists who provide services to the Fund. The Board also considered information regarding the management of the Fund’s portfolio in the context of the target term structure and noted the Adviser’s experience with this structure. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

18

Eaton Vance

Municipal Income 2028 Term Trust

July 31, 2017

Board of Trustees’ Contract Approval — continued

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board was aware that on April 24, 2017 a former employee of the Adviser agreed to plead guilty to fraud charges arising from the individual’s prior activities as an equity options trader for certain Eaton Vance Funds. The Board was informed that the Adviser became aware of the matter on April 18, 2017, at which time management contacted federal authorities, alerted the Board and began an internal investigation. The Adviser represented to the Board that, based on information available as of April 25, 2017, management had no reason to believe that any other employee of the Adviser or its affiliates was involved in any wrongful activities or that any fund had been materially harmed. The Adviser agreed to keep the Board fully apprised as additional information is learned, and assured the Board that any fund harmed by the former employee’s wrongful activities will be made whole, as determined in consultation with the Board. The Board concluded that the Adviser’s actions in response to these events are appropriate and consistent with the Adviser’s commitment to protect and provide quality services to the Eaton Vance Funds.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices and assessed the Fund’s performance on the basis of total return and current income return. The Board’s review included comparative performance data for the one- and three-year periods ended September 30, 2016 for the Fund. The Board considered, among other things, the Adviser’s efforts to generate competitive levels of tax exempt current income through investments that, relative to its comparable funds, focus on higher quality municipal bonds with longer maturities. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2016, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

19

Eaton Vance

Municipal Income 2028 Term Trust

July 31, 2017

Officers and Trustees

Officers of the Eaton Vance Municipal Income 2028 Term Trust

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Trustees of the Eaton Vance Municipal Income 2028 Term Trust

William H. Park

Chairperson

Scott E. Eston

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Susan J. Sutherland

Harriett Tee Taggart

Scott E. Wennerholm

*	Interested Trustee

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of July 31, 2017, Trust records indicate that there are 2 registered shareholders and approximately 5,684 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETX.

20

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

21

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Offices

Two International Place

Boston, MA 02110

7013    7.31.17

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Trust’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipal Income 2028 Term Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	September 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	September 25, 2017

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	September 25, 2017